RAMTRON
International Corporation

Computing
Metering
Automotive
Industrial
Medical
Scientific
Metering
Automotive
Computing
Scientific
Industrial
Medical

RAMTRON
FRAM

Investor Presentation
November 2009

Cautionary Statements
• Except for historical information, statements made in the course of this presentation that state the company’s or management’s intentions, hopes, beliefs, expectations, targets, or predictions of the future are forward-looking statements that involve risks and uncertainties. Investors are cautioned that such statements are only predictions and actual events or results may differ materially.
• These forward-looking statements speak only as of the date of this presentation. The company undertakes no obligation to publicly release the results of any revisions to the forward-looking statements made in this presentation to reflect events or circumstances after the presentation, or to reflect the occurrence of unanticipated events.
• Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company’s SEC filings.

• F-RAM pioneer and technology leader
• Established base of F-RAM memory
 business
• Executing strategy to grow revenue
 substantially in the near term, reach
 $200+ million in revenue long-term
 – Leverage F-RAM features to exploit emerging
 market opportunities
 – New foundry model
 – Execute cost-down initiatives
 – Introduce new design platforms and products
Investment Highlights

Central atom moves
up or down based
on direction
of electric field
Metal Interconnect
Top Electrode
PZT Thin Film
Bottom Electrode
PZT Crystal
CMOS base layers
Applied electric field
from bottom electrode

www.RAMTRON.com

The F-RAM Technology Advantage

F-RAM Memory:
Writes data…
• 500x faster and
• 10,000x more often
 with
• 3000x less power
…than older nonvolatile
 memory technologies
Ultra low power F-RAM can be written to 26,000 times more
with the same TOTAL ENERGY compared to EEPROM,
enabling more data logging in low-power systems.

FUTURE ELECTRONICS
IBM
TEXAS INSTRUMENTS
FUTURE ELECTRONICS
TOWER
HANA Semiconductor Co., Ltd.
Amkor Technology
Iceland
Suomi Finland
Sverige
Norway
Россия Russia
Polska Poland
Deutschland Germany
France
Italia Italy
España Spain
Kazakhstan
Mongolia
S Korea
Japan
North Atlantic Ocean
Algeria
Libya
مصر Egypt
Saudi Arabia
India
Thailand
México
Mauritania
Mali
Niger
Chad
Sudan
Nigeria
Ethiopia
Venezuela
Colombia
Kenya
DR Congo
Tanzania
Brasil Brazil
Perú
Angola
Indonesia
Papua New Guinea

www.RAMTRON.com

Worldwide footprint with world-class
strategic partners and service providers
Ramtron UK
Ramtron
Japan
Ramtron
China
Ramtron
North America
Ramtron Footprint

SSD

Ford
Mercedes-Benz
CITROËN
MITSUBISHI MOTORS

www.RAMTRON.com

Established Presence in Key Verticals

Computing 37% of Revenue*
Metering 23% of Revenue*
Automotive 14% of Revenue*
Industrial
& Medical
26% of Revenue*
* Percentages approximate for full-year 2008

$70,000,000
$60,000,000
$50,000,000
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$0
2004
2005
2006
2007
2008
2008
2007
2006
2005
2004
2003
2002
2001
2000
1999

www.RAMTRON.com

Proven Ability to Rapidly Layer New Products

70
60
50
40
30
20
10
0
-10
2004
2005
2006
2007
2008
Core Business
Total Revenue
Gross Margin
Net Income

www.RAMTRON.com

Strong Historical Results

Net Income (loss) is from continuing operations and before income tax provision
(1)
(1)
($M)
Excludes sales to Enel
Please see slide 9 for YTD 2009 information

Q3 and YTD 2009 Financial Highlights (In Thousands)

	3Q2009	YTD 2009
Revenue	$11,596	$33,118
Gross Product Margin	53%	49%
Net Income	$131	$(6,582)
Cash	$4,736	$4,736
Debt	$6,745	$6,745

Market Trends and Opportunities
Market	Trends	Opportunities	Product
Metering	• Electromechanical to digital smart meters	• Multiphase and high function residential meters	• Memory • Integrated • Wireless
Automotive	• Longer vehicle life • Consumer/regulatory safety requirements • Fuel efficiency • Infotainment	• Increase in automotive electronic density & complexity	• Integrated
Computing	• Expansion of corporate data storage capacity	• BBSRAM replacement	• Memory • Integrated
Industrial	• Shrinking form factors • Smart sensors • Portability • Intelligence	• BBSRAM replacement • Energy harvesting • Energy sensing	• Memory • Integrated • Wireless

Foundry Strategy for Improved
Manufacturing Economics and Growth

• TI and IBM offer full array of product manufacturing capabilities
• New products to boast improved features and performance
• Existing products become more competitive
• Engineering silicon currently in the line at IBM
The TI and IBM logos are registered trademarks of their respective companies.

RAMTRON
MaxArias
Wireless Solutions by Ramtron

www.RAMTRON.com

Product Roadmap to Leverage
Low Power F-RAM Advantage

Integrated
Memory
F-RAM Memory
Technology
Flexible System
Architecture
Embedded
Wireless Products
Embedded
System Products
F-RAM based
RFID
Wireless
Memory
Intelligent Ultra-Low Power
Semiconductors
TM

MaxArias
Wireless Solutions by Ramtron

www.RAMTRON.com

Wireless Initiative Gaining Momentum

From shipping…
To surgical instrument tracking…
To electronic tolls…
and more
Breakthrough
wireless memory
technology that enables
applications beyond
traditional RFID

Passive
Active and battery assisted
increases potential RMTR SAM by $1B+
US$ billion
14
12
10
8
6
4
2
0
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
Source IDTechEx

www.RAMTRON.com

Passive RFID Market

RFID
RFID
SAM
$0.98B
HF Tag
TAM
$1.19B
UHF Tag
TAM
$0.98B

High Speed
High Density
F-RAM
ZPO
Metering

www.RAMTRON.com

Product and Technology Roadmap
Plain
Memory
Integrated
Wireless
Memory
MCU
High Density
F-RAM
ZP1
Metering
Gen2 RFID
With
Security
 Active
 Tag
ZP2
Secure
New MCU
60xx
Family
 ULP
 Memory
Gen2
UHF RFID
 ULV/ULP
Memory
Secure
Memory
HF
Secure
RFID
High
Density
ULP
Memory
New MCU
40xx/50xx
Family
High-
Speed
F-RAM
ULP Mixed/
Signal
Secure ASSP
Energy
Sensing
Secure RFID
Embedded
F-RAM
Secure MCU
• IP blocks to drive unique product development
• Leverage IP blocks across multiple product categories
• Enables rapid product development

Cost Down Initiative with IBM
• Phase-1 IBM initiative to drive 30%
 to 40% COGs reduction on existing
 F-RAM memory products
• Future initiatives to drive further
 COGs reduction
Phase-1
IBM
up to 40%
reduction
Future initiatives
to drive further
reduction
COGs

$250
$200
$150
$100
$50
$0
$M
2009
2014
Wireless
Integrated
Memory

www.RAMTRON.com

Target Product Revenue Mix 2009/2014
17
Copyright © 2009. Ramtron International Corp. All rights reserved.

Revenue Growth and Operating Targets
Revenue/Operating Target
Total revenue	$100M+	$200M+
Gross margin	53%-55%	54%-56%
Research & develop.	15%-17%	13%-15%
Sales and mktg.	11%-13%	10%-12%
General and admin.	6%-8%	4%-6%
Net income after tax	9%-11%	13%-15%

Summary
• Strong foundation - design expertise,
 established distribution channels, F-RAM
 leadership
• Proven product layering strategy for growth
• Expansion of market opportunities
 underway with new product and IP initiatives
• Enhanced operating dynamics within reach
 through foundry initiative